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INVESTING FOR THE 21ST CENTURY

[PHOTO OF DRAGON MOTIF]

ANNUAL REPORT AUGUST 31, 2000

[GRAPHIC]

EATON VANCE
GREATER CHINA
GROWTH FUND

[LOGO]

[PHOTO OF THE GREAT WALL]

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

[PHOTO]
James B. Hawkes
President

Eaton Vance Greater China Growth Fund Class A shares had a total return of 24.47% for the year ended August 31, 2000. That return was the result of an increase in net asset value per share (NAV) from $11.40 on August 31, 1999 to $14.19 on August 31, 2000.(1)

Class B shares had a total return of 23.88% for the year, the result of an increase in NAV from $10.26 to $12.71 during the same period.(1)

Class C shares had a total return of 23.78% for the year, the result of an increase in NAV from $6.98 to $8.64 during the same period.(1)

The Fund's performance is especially impressive when compared to that of the regional markets. After staging a major rally in 1999, many of the China region markets have undergone a correction in 2000. Reflecting the broad regional pullback, the Morgan Stanley Capital International All Country Far East Free ex-Japan Index - a widely recognized, unmanaged index of common stocks traded in Asia - had a return of -8.52%.(2)

WHILE GREATER CHINA STOCK MARKETS HAVE PAUSED, THE ECONOMY REMAINS ON THE UPSWING...

Even as the region's stock markets pulled back from the peaks reached last year, the economy of the China region continues to build momentum. Governments have resumed their reform movements and the excesses of the past are gradually being wrung from the financial system. That is a strongly positive development. Rising wealth levels have resulted in a surge of consumer spending, while the region is becoming known as an increasingly important source of technology and innovation. Most notably for investors, with an improved Asian economic outlook, many companies - large and small - have regained their strong earnings momentum.

AS ITS ECONOMY CONTINUES TO EXPAND, CHINA NEARS ADMISSION TO THE WORLD TRADE ORGANIZATION...

In September, the U.S. Senate voted to permanently normalize trade relations with China, removing one of the final obstacles to China's admission to the World Trade Organization. The implications of this landmark vote are monumental. China will gain full access to world markets while liberalizing foreign investment. In the first eight months of 2000 alone, foreign direct investment in China totalled $33 billion. These trends should provide a further boost to China's impressive economic growth. We are confident that China will continue to provide patient investors with major growth opportunities in the years ahead. In the pages that follow, portfolio manager Adaline M. Ko reviews the events of the past year and looks ahead to the coming year.

                             Sincerely,


                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             October 5, 2000


-------------------------------------------------------------------------------
FUND INFORMATION
as of August 31, 20001

PERFORMANCE(3)                    Class A          Class B          Class C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                          24.47%           23.88%           23.78%
Five Years                         1.98             1.43             1.25
Life of Fund+                      6.05             3.55            -2.13


SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                          17.27%           18.88%           22.78%
Five Years                         0.78             1.05             1.25
Life of Fund+                      5.25             3.55            -2.13

+Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C:12/28/93


TEN LARGEST EQUITY HOLDINGS(4)
-------------------------------------------------------------------------------
China Mobile                                11.1%
HSBCHoldings PLC                            10.6
Hutchison Whampoa                           10.3
Li & Fung Ltd.                               7.7
Cheung Kong Holdings Ltd.                    6.4
Delta Electronics                            4.1
Hon Hai Precision Industry                   3.7
Samsung Electronics                          3.1
Compal Electronics                           2.8
Taiwan Semiconductor Manufacturing Co.       2.2


(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for the Fund's Class B and Class C shares.

(2) It is not possible to invest directly in an Index.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
    - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

(4) Ten largest holdings accounted for 62.0% of the Portfolio's investments. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000
-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION

[PHOTO]
Adaline M. Ko
Portfolio Manager

AN INTERVIEW WITH ADALINE M. KO,
DIRECTOR, LLOYD GEORGE MANAGEMENT,
INVESTMENT ADVISER TO
GREATER CHINA GROWTH PORTFOLIO.

Q: ADALINE, MANY OF THE CHINA REGION MARKETS HAVE POSTED DECLINES IN 2000. AGAINST THAT BACKDROP, HOW WOULD YOU DESCRIBE THE ECONOMIC CLIMATE IN THE REGION?

A: The market correction is, in my view, a healthy development, especially considering last year's remarkable performance. Most importantly, even as the markets have pulled backed, China's economy has remained in high gear. Gross domestic product expanded 8.2% in the first half of the year and is expected to continue at that pace for the remainder of the year. The key to the first half was strong export growth. However, in recent months, domestic demand has picked up considerably, reflecting a strong rise in consumer confidence. With domestic activity typically accounting for roughly two-thirds of China's GDP, that is a very promising trend. Thus, the economic outlook for China is very positive.

Q:  HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: The Portfolio has maintained its exposure to China, with investments concentrated predominately in Hong Kong, Taiwan and Korea. Hong Kong, at 70.3%, represented the Portfolio's largest country weighting at August 31. Taiwan was the second largest weighting, at 22.7%. South Korea constituted a 4.7% weighting.

Q:  LET'S LOOK AT HONG KONG. HOW WOULD YOU EVALUATE HONG KONG'S ECONOMIC
    PROSPECTS?

A: Hong Kong has generated strong growth in 2000, with GDP expanding by 14.3% in the first quarter and 8.4% in the second quarter. This economic surge has been driven primarily by a 20% rise in capital investment in areas such as machinery and equipment. The economy could receive an additional boost in the second half from an improving property sector and a stronger stock market. With interest rates having peaked, these trends could result in increased consumer spending. The Hong Kong economy could also receive support from China's expanding exports and a recovery in other Asian economies.

Q:  WHAT COMPANIES HAVE YOU FOUND ATTRACTIVE IN HONG KONG?

A: Telecom stocks have been an important focus of the Portfolio. We believe that China's burgeoning mobile telecom market will post the fastest growth in the world. Phone penetration in China remains well below other countries in the region. However, with increasing urbanization, high income growth and decreasing phone costs, mobile phone ownership is expected to increase at a 40% annualized

--------------------------------------------------------------------------------

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
--------------------------------------------------------------------------------
By total net assets

Financial                          12.5%
Telecommunications/Cellular        11.1%
Diversified Trading                10.3%
Real Estate Operations              9.1%
Distribution/Wholesale              7.7%

REGIONAL DISTRIBUTION(1)
--------------------------------------------------------------------------------
As a percentage of common stock investments(1)

Hong Kong                   70.3%
Japan                       22.7%
Korea                        4.7%
Malaysia                     1.4%
Thailand                     0.9%

(1) Because the Fund is actively managed, Industry Weightings and Regional Distribution are subject to change. All data as of 8/31/00.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D

    growth rate in coming years. China Mobile, China Unicom and Pacific Century Cyberworks should each benefit from this trend.

    China Mobile offers a superior network and commands a dominant 80% market share. China Unicom has registered extremely rapid revenue growth and offers customers a complete line of telecom services, ranging from fixed-line to Internet. Pacific Century Cyberworks aims to provide broadband Internet services and a wide range of content through its recent acquisisiton of Hong Kong Telecom.

Q: YOU INDICATED THAT INTEREST RATES MAY HAVE PEAKED IN HONG KONG. COULD YOU DISCUSS SOME OF THE PORTFOLIO'S INTEREST RATE-SENSITIVE STOCKS?

A: Yes. The property sector has been recovering steadily and we have added to our property holdings. Cheung Kong Holdings is one of Hong Kong's largest property owners and construction companies. The company owns developed and undeveloped property in Hong Kong and on the mainland and has achieved very strong sales and earnings growth in recent years.

    Another interest rate-sensitive holding is HSBC Holdings, Ltd., one of Hong Kong's most powerful banking companies. The company provides a complete range of financial services, including retail banking, investment banking, pension and investment management, corporate finance, custody services and capital market services in 80 countries. While registering strong revenue growth within its region, HSBC has also pursued an active acquisition strategy, acquiring Credit Commercial de France and Bangkok Metropolitan Bank earlier this year.

Q:  HOW HAS THE TAIWAN ECONOMY FARED IN RECENT MONTHS?

A: Taiwan's economy has continued to benefit from strong exports of electronics equipment. In the second quarter of 2000, GDP rose 5.4% following a 7.9% jump in the first quarter. Taiwans's premier position as a manufacturer of semiconductors and electronics contributed to a 60% surge in exports over the same period in 1999.

Q:  WHERE HAS THE PORTFOLIO INVESTED IN TAIWAN?

A: The Portfolio maintained a strong exposure to Taiwan's technology companies, many of which have registered record sales and profit growth in 2000. These companies have been major beneficiaries of the increasing drive for productivity gains in the global workplace and new technology applications for the home.

    Taiwan Semiconductor Manufacturing Co. (TSMC) is a leading contract manufacturer of semiconductors. TSMC numbers among its customers the world's leading chip producers, including Intel, Advanced Micro Devices and Motorola. TSMC has been a beneficiary of the recent trend among U.S. chip manufacturers to outsource production.

    Delta Electronics is a manufacturer of switching equipment and components for local area networks. The rapid expansion of Internet usage in Asia has resulted in enormous demand for Delta products. China, for example, has indicated that it aims to have 80% of mainland Chinese companies linked to the Internet by next year.

    Finally, Taiwan is home to many manufacturers of computer components that provide parts for original equipment manufacturers. Asustek Computer makes motherboards for Intel; Compal Electronics produces monitors and terminals; Hon Hai Precision makes connectors for personal computer manufacturers.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D

Q: SOUTH KOREA WAS THE PORTFOLIO'S THIRD LARGEST COUNTRY WEIGHTING. HOW WOULD YOU DESCRIBE THE INVESTMENT CLIMATE THERE?

A: Industrial production has accelerated strongly in 2000, although the apparent slowing of the U.S. economy is likely to have a dampening effect on exports. In addition, the government's reform package could hold down business investment as companies adjust to meet the demands of the reform agenda.

    The Portfolio's Korean investments have emphasized long-time core holdings like Samsung Electronics and Korea Telecom. Samsung is a leading producer of DRAM memory chips. Korea Telecom is the country's monopoly provider of telecom service and has enjoyed a major new revenue source as Korea has enthusiastically embraced Internet usage.

Q:  DID THE PORTFOLIO FIND ANY OPPORTUNITIES IN SMALLER COMPANIES?

    A: Yes, we have added some selected smaller companies to the Portfolio. In the property sector, Kerry Properties has built a niche in the luxury residential and commercial real estate market in Hong Kong, Shanghai and Shenzhen. In addition, Kerry is the largest operator of warehouses in Hong Kong.

    Angang Newsteel is a small China-based steel manufacturer. Following a restructuring, the company has mounted a turnaround in earnings and, at seven times earnings, was very attractively valued.

    Huaneng Power is a power generator that should be a beneficiary of China's strong economic recovery. The company increased power generation 17.8% in 1999 and has operated at a similar pace in 2000.

Q:  ARE THERE ANY AREAS THAT THE PORTFOLIO HAS AVOIDED?

    A: Yes. The Portfolio has generally avoided any major commitments in Thailand, Indonesia and the Philippines. Those countries have continued to experience significant economic uncertainties. In addition, Indonesia and the Philippines are plagued by political concerns that provide a temporary barrier to sustained economic progress.

Q:  ADALINE, WHAT IS YOUR OUTLOOK FOR THE CHINA REGION IN THE COMING YEAR?

A: The long-term outlook is good, given the recovery of the regional economy. However, there are some uncertainties, including the potential effect of the U.S. slowdown on exports. Nonetheless, underlying economies of the China region are faring well.

    Last year's rally was explosive and stock prices raced well ahead of earnings. With this year's corrections, the valuations have returned to more reasonable levels. In my view, that is a healthy development. Moreover, with companies once again posting strong earnings growth, I believe that the investment outlook for Greater China is promising.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 1999
-------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D

[GRAPH]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE GREATER CHINA GROWTH FUND, CLASS A VS.
MORGAN  STANLEY CAPITAL INTL. ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX*

             DATE            FUND/NAV   FUND/OFF PRICE       MSCI INDEX
       10/31/1992          $10,000.00        $9,425.00          $10,000
       11/30/1992           $9,770.00        $9,208.29           $9,620
       12/31/1992           $9,800.00        $9,236.57           $9,318
        1/31/1993           $9,910.00        $9,340.24           $9,597
        2/28/1993          $10,560.00        $9,952.87          $10,145
        3/31/1993          $10,860.00       $10,235.63          $10,123
        4/30/1993          $11,860.00       $11,178.13          $10,992
        5/31/1993          $12,280.00       $11,573.99          $11,608
        6/30/1993          $11,600.00       $10,933.08          $11,287
        7/31/1993          $11,610.00       $10,942.51          $11,336
        8/31/1993          $12,450.00       $11,734.21          $12,265
        9/30/1993          $12,730.00       $11,998.11          $12,715
       10/31/1993          $14,570.00       $13,732.33          $15,039
       11/30/1993          $14,780.00       $13,930.25          $14,916
       12/31/1993          $17,713.10       $16,694.72          $18,524
        1/31/1994          $16,489.44       $15,541.41          $17,242
        2/28/1994          $15,677.00       $14,775.68          $16,482
        3/31/1994          $13,801.38       $13,007.89          $14,677
        4/30/1994          $13,981.92       $13,178.05          $15,207
        5/31/1994          $14,623.84       $13,783.07          $15,762
        6/30/1994          $13,741.20       $12,951.17          $15,207
        7/31/1994          $14,663.96       $13,820.89          $15,978
        8/31/1994          $15,757.24       $14,851.31          $17,229
        9/30/1994          $15,636.88       $14,737.87          $16,869
       10/31/1994          $15,576.70       $14,681.15          $17,106
       11/30/1994          $14,142.40       $13,329.31          $15,574
       12/31/1994          $14,013.14       $13,207.47          $15,118
        1/31/1995          $12,498.75       $11,780.15          $13,549
        2/28/1995          $13,558.82       $12,779.28          $14,664
        3/31/1995          $13,750.64       $12,960.07          $14,616
        4/30/1995          $13,568.92       $12,788.79          $14,386
        5/31/1995          $14,800.62       $13,949.68          $15,982
        6/30/1995          $14,568.41       $13,730.82          $15,708
        7/31/1995          $15,002.54       $14,139.99          $15,976
        8/31/1995          $14,366.49       $13,540.51          $15,214
        9/30/1995          $14,598.70       $13,759.37          $15,372
       10/31/1995          $14,265.53       $13,445.36          $15,089
       11/30/1995          $13,952.56       $13,150.38          $14,727
       12/31/1995          $14,507.84       $13,673.73          $15,435
        1/31/1996          $15,921.27       $15,005.90          $16,616
        2/29/1996          $15,668.87       $14,768.01          $16,774
        3/31/1996          $15,507.33       $14,615.76          $16,868
        4/30/1996          $15,850.59       $14,939.29          $17,447
        5/31/1996          $15,991.94       $15,072.50          $17,223
        6/30/1996          $15,567.91       $14,672.85          $16,934
        7/31/1996          $14,598.70       $13,759.37          $15,652
        8/31/1996          $15,123.69       $14,254.17          $16,097
        9/30/1996          $15,547.72       $14,653.82          $16,352
       10/31/1996          $15,446.76       $14,558.67          $16,024
       11/30/1996          $16,506.83       $15,557.79          $16,763
       12/31/1996          $16,806.91       $15,840.61          $16,687
        1/31/1997          $17,024.38       $16,045.57          $17,010
        2/28/1997          $17,521.44       $16,514.06          $17,140
        3/31/1997          $16,454.83       $15,508.77          $16,133
        4/30/1997          $16,837.98       $15,869.89          $15,869
        5/31/1997          $18,712.32       $17,636.46          $16,552
        6/30/1997          $20,534.88       $19,354.24          $17,125
        7/31/1997          $21,280.47       $20,056.96          $17,232
        8/31/1997          $19,775.75       $18,638.75          $14,153
        9/30/1997          $18,960.60       $17,870.47          $14,069
       10/31/1997          $13,332.72       $12,566.16          $10,919
       11/30/1997          $12,763.23       $12,029.41          $10,155
       12/31/1997          $12,629.23       $11,903.12           $9,755
        1/31/1998          $10,797.94       $10,177.11           $8,894
        2/28/1998          $13,321.55       $12,555.63          $10,764
        3/31/1998          $13,008.89       $12,260.95          $10,581
        4/30/1998          $11,836.42       $11,155.89           $9,636
        5/31/1998          $10,273.12        $9,682.47           $8,136
        6/30/1998           $9,469.13        $8,924.71           $7,196
        7/31/1998           $8,810.31        $8,303.77           $6,995
        8/31/1998           $7,660.17        $7,219.75           $5,970
        9/30/1998           $8,620.48        $8,124.85           $6,549
       10/31/1998           $9,971.62        $9,398.31           $7,959
       11/30/1998          $10,183.78        $9,598.27           $8,589
       12/31/1998           $9,859.96        $9,293.06           $8,754
        1/31/1999           $8,988.98        $8,472.16           $8,603
        2/28/1999           $8,933.14        $8,419.54           $8,423
        3/31/1999           $9,558.46        $9,008.90           $9,404
        4/30/1999          $11,423.26       $10,766.48          $11,110
        5/31/1999          $10,898.44       $10,271.83          $10,805
        6/30/1999          $12,986.56       $12,239.90          $12,528
        7/31/1999          $12,383.57       $11,671.58          $12,230
        8/31/1999          $12,729.73       $11,997.84          $12,517
        9/30/1999          $11,936.91       $11,250.60          $11,631
       10/31/1999          $12,495.24       $11,776.83          $11,994
       11/30/1999          $14,438.19       $13,608.08          $13,125
       12/31/1999          $15,822.83       $14,913.10          $14,176
        1/31/2000          $15,990.33       $15,070.97          $14,091
        2/29/2000          $17,263.30       $16,270.75          $13,784
        3/31/2000          $18,603.27       $17,533.68          $14,077
        4/30/2000          $15,610.67       $14,713.14          $12,765
        5/31/2000          $14,884.85       $14,029.05          $11,638
        6/30/2000          $16,023.83       $15,102.54          $12,221
        7/31/2000          $16,090.83       $15,165.69          $11,680
        8/31/2000          $15,845.16       $14,934.15          $11,583


PERFORMANCE                       Class A        Class B         Class C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                          24.47%         23.88%          23.78%
Five Years                         1.98           1.43            1.25
Life of Fund+                      6.05           3.55           -2.13


SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                          17.27%         18.88%          22.78%
Five Years                         0.78           1.05            1.25
Life of Fund+                      5.25           3.55           -2.13

+Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C:12/28/93 *

* Source: TowersData, Bethesda, MD. Investment operations commenced 10/28/92. Index information is available only at month-end; therefore, the line comparison begins at the month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.

    The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International All Country Far East Free ex-Japan Index - a broad-based index of common stocks traded in the Asian markets. An investment in the Fund's Class B shares on 6/30/93 at net asset value would have been worth $13,031 on August 31, 2000. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $8,662 on August 31, 2000. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

    Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable contingent deferred sales charge (CDSC).

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2000
Assets
------------------------------------------------------
Investment in Greater China Growth
   Portfolio, at value
   (identified cost, $98,655,525)         $166,502,615
Receivable for Fund shares sold                312,872
------------------------------------------------------
TOTAL ASSETS                              $166,815,487
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    703,850
Accrued expenses                                90,639
------------------------------------------------------
TOTAL LIABILITIES                         $    794,489
------------------------------------------------------
NET ASSETS                                $166,020,998
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $162,700,762
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (63,100,276)
Accumulated net investment loss             (1,426,578)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         67,847,090
------------------------------------------------------
TOTAL                                     $166,020,998
------------------------------------------------------

Class A Shares
------------------------------------------------------
NET ASSETS                                $ 66,427,987
SHARES OUTSTANDING                           4,679,914
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      14.19
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $14.19)      $      15.06
------------------------------------------------------

Class B Shares
------------------------------------------------------
NET ASSETS                                $ 90,741,617
SHARES OUTSTANDING                           7,140,530
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      12.71
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $  8,851,394
SHARES OUTSTANDING                           1,024,549
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.64
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2000
Investment Income
-----------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $99,703)        $ 2,823,109
Interest allocated from Portfolio              25,121
Miscellaneous income                            1,577
Expenses allocated from Portfolio          (1,918,141)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $   931,666
-----------------------------------------------------
Expenses
-----------------------------------------------------
Management fee                            $   451,884
Trustees fees and expenses                      2,617
Distribution and service fees
   Class A                                    362,845
   Class B                                    970,065
   Class C                                     83,829
Transfer and dividend disbursing agent
   fees                                       301,563
Registration fees                              49,496
Printing and postage                           49,168
Legal and accounting services                  11,822
Custodian fee                                  25,573
Miscellaneous                                  68,469
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,377,331
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    25,033
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    25,033
-----------------------------------------------------

NET EXPENSES                              $ 2,352,298
-----------------------------------------------------

NET INVESTMENT LOSS                       $(1,420,632)
-----------------------------------------------------
Realized and Unrealized
Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)
      (net of foreign taxes, $4,281)      $ 9,501,863
   Foreign currency transactions             (105,066)
-----------------------------------------------------
NET REALIZED GAIN                         $ 9,396,797
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $32,107,610
   Foreign currency                           (28,626)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $32,078,984
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $41,475,781
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $40,055,149
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2000  AUGUST 31, 1999
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $    (1,420,632) $      (480,718)
   Net realized gain (loss)                     9,396,797      (14,959,924)
   Net change in unrealized
      appreciation (depreciation)              32,078,984       95,002,942
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $    40,055,149  $    79,562,300
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $    39,353,670  $    76,846,296
      Class B                                   4,902,766        7,382,152
      Class C                                  12,423,511        2,869,651
   Cost of shares redeemed
      Class A                                 (54,635,414)    (100,800,501)
      Class B                                 (28,847,911)     (33,051,806)
      Class C                                 (13,547,795)      (4,852,288)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $   (40,351,173) $   (51,606,496)
--------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $      (296,024) $    27,955,804
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   166,317,022  $   138,361,218
--------------------------------------------------------------------------
AT END OF YEAR                            $   166,020,998  $   166,317,022
--------------------------------------------------------------------------

Accumulated net
investment loss included
in net assets
--------------------------------------------------------------------------
AT END OF YEAR                            $    (1,426,578) $    (6,784,192)
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS A
                                  -----------------------------------
                                         YEAR ENDED AUGUST 31,
                                  -----------------------------------
                                   2000(1)      1999(1)      1998(1)
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $11.400      $ 6.860     $ 17.710
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment income (loss)       $(0.069)     $ 0.012     $  0.013
Net realized and unrealized
   gain (loss)                       2.859        4.528      (10.863)
---------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ 2.790      $ 4.540     $(10.850)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $14.190      $11.400     $  6.860
---------------------------------------------------------------------

TOTAL RETURN(2)                      24.47%       66.18%      (61.26)%
---------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------
Net assets, end of year
   (000's omitted)                 $66,428      $65,299     $ 56,277
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        2.30%        2.33%        2.27%
   Expenses after custodian
      fee reduction(3)                2.08%        2.14%        2.15%
   Net investment income
      (loss)                         (0.51)%       0.13%        0.11%
Portfolio Turnover of the
   Portfolio                            34%          57%          42%
---------------------------------------------------------------------

 (1) Net investment income (loss) per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS B
                                  -------------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------
                                   2000(1)      1999(1)      1998(1)       1997         1996
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $10.260      $ 6.200      $16.130     $ 12.450     $ 11.890
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment loss                $(0.120)     $(0.049)     $(0.041)    $ (0.181)    $ (0.087)
Net realized and unrealized
   gain (loss)                       2.570        4.109       (9.889)       3.921        0.647
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ 2.450      $ 4.060      $(9.930)    $  3.740     $  0.560
-----------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------
In excess of net investment
   income                          $    --      $    --      $    --     $ (0.060)    $     --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $    --      $    --      $    --     $ (0.060)    $     --
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $12.710      $10.260      $ 6.200     $ 16.130     $ 12.450
-----------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      23.88%       65.48%      (61.56)%      30.15%        4.71%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $90,742      $92,860      $75,635     $296,586     $284,575
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        2.77%        2.83%        2.78%        2.66%        2.63%
   Expenses after custodian
      fee reduction(3)                2.55%        2.64%        2.66%        2.63%        2.57%
   Net investment loss               (0.97)%      (0.59)%      (0.40)%      (0.75)%      (0.51)%
Portfolio Turnover of the
   Portfolio                            34%          57%          42%          48%          42%
-----------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS C
                                  -----------------------------------
                                         YEAR ENDED AUGUST 31,
                                  -----------------------------------
                                   2000(1)      1999(1)      1998(1)
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 6.980      $ 4.220      $10.970
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment loss                $(0.083)     $(0.039)     $(0.025)
Net realized and unrealized
   gain (loss)                       1.743        2.799       (6.725)
---------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ 1.660      $ 2.760      $(6.750)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 8.640      $ 6.980      $ 4.220
---------------------------------------------------------------------

TOTAL RETURN(2)                      23.78%       65.40%      (61.53)%
---------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $ 8,851      $ 8,158      $ 6,449
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        2.80%        2.83%        2.79%
   Expenses after custodian
      fee reduction(3)                2.58%        2.64%        2.67%
   Net investment loss               (0.99)%      (0.69)%      (0.36)%
Portfolio Turnover of the
   Portfolio                            34%          57%          42%
---------------------------------------------------------------------
Net investment loss per share      $(0.830)     $    --      $    --
---------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Greater China Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (98.4% at August 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2000, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2008, August 31, 2007 and August 31, 2005, respectively ($1,617,906, $53,501,891 and $8,191,063).

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED AUGUST 31,
                                              -------------------------
    CLASS A                                      2000          1999
    -------------------------------------------------------------------
    Sales                                      2,852,762     8,778,204
    Redemptions                               (3,899,961)  (11,256,723)
    -------------------------------------------------------------------
    NET DECREASE                              (1,047,199)   (2,478,519)
    -------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS B                                      2000         1999
    ------------------------------------------------------------------
    Sales                                        405,361      900,184
    Redemptions                               (2,316,022)  (4,050,967)
    ------------------------------------------------------------------
    NET DECREASE                              (1,910,661)  (3,150,783)
    ------------------------------------------------------------------

                                              YEAR ENDED AUGUST 31,
                                              ----------------------
    CLASS C                                      2000        1999
    ----------------------------------------------------------------
    Sales                                      1,536,641    482,097
    Redemptions                               (1,681,222)  (841,616)
    ----------------------------------------------------------------
    NET DECREASE                                (144,581)  (359,519)
    ----------------------------------------------------------------

4 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2000, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $451,884. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $9,578 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2000. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's
   Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $197,025, $748,513, and $62,872 for Class A, Class B, and
   Class C shares, respectively to or payable to EVD for the year ended
   August 31, 2000, representing approximately 0.27%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 2000, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $2,822,000 and $4,953,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   dealers equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C Plan requires the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the year ended August 31, 2000 amounted to approximately $165,820, $221,552, and $20,957 for Class A, Class B and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of uncovered distribution charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no uncovered distribution charges exist will be credited to the Fund. EVD received approximately $167,000 and $13,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 2000.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $56,538,803 and $99,297,034, respectively, for the year ended August 31, 2000.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GROWTH TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 2000 and 1999 and the financial highlights for each of the years in the five year period ended August 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Greater China Growth Fund series of Eaton Vance Growth Trust at August 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 13, 2000

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 93.4%

SECURITY                                  SHARES       VALUE
-------------------------------------------------------------------

HONG KONG -- 65.7%

SECURITY                                  SHARES       VALUE
Broadcast Services / Programming -- 1.4%
-------------------------------------------------------------------
Phoenix Satellite Television Holdings,
Ltd.(1)                                    8,142,000   $  2,348,895
Hong Kong based TV program producer with
special emphasis on Mandarin speaking
audience in mainland China.
-------------------------------------------------------------------
                                                       $  2,348,895
-------------------------------------------------------------------
Building - Heavy Construction -- 0.9%
-------------------------------------------------------------------
New World Infrastructure(1)                1,347,400   $  1,528,938
The group owns roads and bridges,
container terminals in Hong Kong and
China, power stations, water treatment
plants, and information
infrastructure projects.
-------------------------------------------------------------------
                                                       $  1,528,938
-------------------------------------------------------------------
Distribution / Wholesale -- 7.7%
-------------------------------------------------------------------
Li & Fung, Ltd.                            3,000,000   $ 13,078,264
Largest global intermediator between
garment suppliers and retailers.
-------------------------------------------------------------------
                                                       $ 13,078,264
-------------------------------------------------------------------
Diversified Operations -- 2.2%
-------------------------------------------------------------------
China Resources Enterprises                1,404,000   $  2,088,214
Property investment and development.
Citic Pacific, Ltd.                          358,000      1,707,560
Diversified company engaged in
infrastructure, trading, and
distribution, property and
industrial manufacturing.
-------------------------------------------------------------------
                                                       $  3,795,774
-------------------------------------------------------------------
Diversified Trading -- 10.3%
-------------------------------------------------------------------
Hutchison Whampoa                          1,241,000   $ 17,503,077
Diversified company with interests in
property development, ports, retailing,
manufacturing, telecommunications,
media, energy, finance and investment.
-------------------------------------------------------------------
                                                       $ 17,503,077
-------------------------------------------------------------------
Electric - Generation -- 1.0%
-------------------------------------------------------------------
Huaneng Power International, Inc.          4,000,000   $  1,666,838
Largest independant power generation
company in China.
-------------------------------------------------------------------
                                                       $  1,666,838
-------------------------------------------------------------------

SECURITY                                  SHARES       VALUE
-------------------------------------------------------------------
Finance - Other Services -- 0.4%
-------------------------------------------------------------------
Hong Kong Exchange and Clearing(1)           330,000   $    683,339
Engaged in the stock exchange, futures
exchange, and securities clearing
services in Hong Kong.
-------------------------------------------------------------------
                                                       $    683,339
-------------------------------------------------------------------
Financial -- 12.5%
-------------------------------------------------------------------
China Everbright, Ltd.                     3,456,000   $  3,234,793
A proxy on China's fast growing
financial market.
HSBC Holdings PLC                          1,262,700     17,971,036
One of the largest banking and financial
services organizations in the world.
-------------------------------------------------------------------
                                                       $ 21,205,829
-------------------------------------------------------------------
Industrial / Manufacturing -- 1.9%
-------------------------------------------------------------------
CIM Co., Ltd.(1)(2)                        1,800,000   $          0
Diversified company with interests in
property and investment, public
transportation, trading and
hotel operations.
Varitronix International, Ltd.             1,520,000      3,166,992
Designs, manufactures and sells liquid
crystal displays and related products.
-------------------------------------------------------------------
                                                       $  3,166,992
-------------------------------------------------------------------
Metal Processors & Fabricator -- 0.7%
-------------------------------------------------------------------
Angang New Steel Co., Ltd.                 9,504,000   $  1,169,843
Specializes in cold-rolled sheets, wire
rods, and thick plates.
-------------------------------------------------------------------
                                                       $  1,169,843
-------------------------------------------------------------------
Oil Companies - Integrated -- 1.7%
-------------------------------------------------------------------
PetroChina Co., Ltd.                      12,388,000   $  2,954,365
An integrated oil and gas company with
operations in China.
-------------------------------------------------------------------
                                                       $  2,954,365
-------------------------------------------------------------------
Real Estate Operating / Development -- 9.1%
-------------------------------------------------------------------
Cheung Kong Holdings, Ltd.                   830,000   $ 10,801,749
Property development and construction.
Kerry Properties, Ltd.                     1,500,000      2,134,834
Property development, investment
and management.
Sun Hung Kai Properties, Ltd.(1)             184,000      1,751,718
Property development and investment,
hotel ownership.

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES       VALUE
-------------------------------------------------------------------

Real Estate Operating / Development (continued)
-------------------------------------------------------------------
Wharf Holdings, Ltd.                         333,000   $    792,024
Diversified company with interests in
property development and investments,
terminals and warehousing, public
transportation and communications.
-------------------------------------------------------------------
                                                       $ 15,480,325
-------------------------------------------------------------------
Telecommunications -- 0.6%
-------------------------------------------------------------------
Pacific Century Cyberworks, Ltd.(1)          533,700   $    992,236
Telecommunication company and technology
related business.
-------------------------------------------------------------------
                                                       $    992,236
-------------------------------------------------------------------
Telecommunications - Cellular -- 11.1%
-------------------------------------------------------------------
China Mobile(1)                            2,450,000   $ 18,848,087
The largest mobile operator in China.
-------------------------------------------------------------------
                                                       $ 18,848,087
-------------------------------------------------------------------
Telecommunications Services -- 1.5%
-------------------------------------------------------------------
China Unicom, Ltd.(1)                      1,060,000   $  2,459,996
China's second largest
telecommunications provider.
-------------------------------------------------------------------
                                                       $  2,459,996
-------------------------------------------------------------------
Television -- 1.3%
-------------------------------------------------------------------
Television Broadcasts, Ltd.                  400,000   $  2,261,770
Hong Kong's dominant Chinese-language TV
program provider.
-------------------------------------------------------------------
                                                       $  2,261,770
-------------------------------------------------------------------
Transportation -- 1.4%
-------------------------------------------------------------------
China Merchants Holdings                   2,937,000   $  2,315,949
Engaged in the Industrial and
Infrastructure business.
-------------------------------------------------------------------
                                                       $  2,315,949
-------------------------------------------------------------------
Total Hong Kong
   (identified cost $56,933,135)                       $111,460,517
-------------------------------------------------------------------

MALAYSIA -- 1.3%

SECURITY                                  SHARES       VALUE
-------------------------------------------------------------------
Commercial Banks -- 1.3%
-------------------------------------------------------------------
RHB Capital Berhad                         2,010,000   $  2,179,263
Third largest bank in Malaysia with a
retail focus.
-------------------------------------------------------------------
                                                       $  2,179,263
-------------------------------------------------------------------
Total Malaysia
   (identified cost $2,023,487)                        $  2,179,263
-------------------------------------------------------------------

REPUBLIC OF KOREA -- 4.4%

SECURITY                                  SHARES       VALUE
Electric Products - Miscellaneous -- 3.1%
-------------------------------------------------------------------
Samsung Electronics                           21,085   $  5,201,125
World's largest DRAM company and a
leading mobile handset manufacturer.
-------------------------------------------------------------------
                                                       $  5,201,125
-------------------------------------------------------------------
Internet Service Provider -- 0.0%
-------------------------------------------------------------------
Korea Thrunet Co., Ltd., Class A(1)            5,940   $     50,119
Is the leading provider of broadband
internet services via cable modem
in Korea.
-------------------------------------------------------------------
                                                       $     50,119
-------------------------------------------------------------------
Telecommunications Services -- 1.3%
-------------------------------------------------------------------
Korea Telecom Corp. ADR                       56,800   $  2,151,300
Monopolistic telecom service provider
for South Korea.
-------------------------------------------------------------------
                                                       $  2,151,300
-------------------------------------------------------------------
Total Republic of Korea
   (identified cost $3,405,208)                        $  7,402,544
-------------------------------------------------------------------

TAIWAN -- 21.2%

SECURITY                                  SHARES       VALUE
Capacitors -- 1.3%
-------------------------------------------------------------------
Walsin Technology Corp.(1)                   509,490   $  2,150,232
The company researches, develops,
manufactures, and markets ceramic
electronic components for electronic and
electrical industries.
-------------------------------------------------------------------
                                                       $  2,150,232
-------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES       VALUE
-------------------------------------------------------------------
Chemicals -- 1.7%
-------------------------------------------------------------------
Nan Ya Plastic                             1,763,442   $  2,925,814
Producer of PVC/non-PVC secondary
processed goods, polyester fibers, PCB's
and CCLs.
-------------------------------------------------------------------
                                                       $  2,925,814
-------------------------------------------------------------------
Computers -- 2.8%
-------------------------------------------------------------------
Compal Electronics                         2,489,262   $  4,771,620
Production of color monitors, portable
computers, terminals and others.
-------------------------------------------------------------------
                                                       $  4,771,620
-------------------------------------------------------------------
Computers - Memory Devices -- 0.5%
-------------------------------------------------------------------
CMC Magnetics Corp.(1)                       368,212   $    806,650
Is a leading provider of optical and
magnetic storage media.
-------------------------------------------------------------------
                                                       $    806,650
-------------------------------------------------------------------
Electronic Components - Miscellaneous -- 1.7%
-------------------------------------------------------------------
Asustek Computer, Inc.                       472,098   $  2,904,984
Highly profitable motherboard producer
in Taiwan supplying to Intel.
-------------------------------------------------------------------
                                                       $  2,904,984
-------------------------------------------------------------------
Electronic Connectors -- 3.7%
-------------------------------------------------------------------
Hon Hai Precision Industry                   814,000   $  6,215,142
Taiwan's largest connector manufacturer
and one of the largest global PC
case manufacturers.
-------------------------------------------------------------------
                                                       $  6,215,142
-------------------------------------------------------------------
Financial -- 1.2%
-------------------------------------------------------------------
Bank Sinopac(1)                            3,511,629   $  2,002,443
The company is one of the banks
in Taiwan.
-------------------------------------------------------------------
                                                       $  2,002,443
-------------------------------------------------------------------
Power Converters / Power Supply Equipment -- 4.1%
-------------------------------------------------------------------
Delta Electronics                          1,788,000   $  6,854,768
Produces switching power supplies, local
area network components and electrical
parts, filters and electrical
magnetic components.
-------------------------------------------------------------------
                                                       $  6,854,768
-------------------------------------------------------------------

SECURITY                                  SHARES       VALUE
-------------------------------------------------------------------
Semiconductor Components / Integrated
Circuits -- 4.2%
-------------------------------------------------------------------
Taiwan Semiconductor Manufacturing,
Co.(1)                                       865,920   $  3,752,134
One of the world's largest contract
manufacturers of integrated circuits
(foundry) for third parties.
United Microelectronics Corp., Ltd.(1)     1,251,600      3,326,579
Is a leader in advanced process
technology in the
semiconductor industry.
-------------------------------------------------------------------
                                                       $  7,078,713
-------------------------------------------------------------------
Total Taiwan
   (identified cost $25,119,593)                       $ 35,710,366
-------------------------------------------------------------------

THAILAND -- 0.8%

SECURITY                                  SHARES       VALUE
Utilities -- 0.8%
-------------------------------------------------------------------
Electricity Generating (Foreign)(1)        1,100,000   $  1,285,172
Involved in privatizing electricity
in Thailand.
-------------------------------------------------------------------
                                                       $  1,285,172
-------------------------------------------------------------------
Total Thailand
   (identified cost $2,474,939)                        $  1,285,172
-------------------------------------------------------------------
Total Common Stocks -- 93.4%
   (identified cost $89,956,362)                       $158,037,862
-------------------------------------------------------------------
Other Assets, Less Liabilities -- 6.6%                 $ 11,143,188
-------------------------------------------------------------------
Net Assets -- 100.0%                                   $169,181,050
-------------------------------------------------------------------

 Company descriptions are unaudited.

 ADR - American Depositary Receipt

 (1)  Non-income producing security.

 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

TOP TEN HOLDINGS

                                                                                     PERCENTAGE
COMPANY                                    INDUSTRY SECTOR                           OF NET ASSETS  VALUE
---------------------------------------------------------------------------------------------------------------
China Mobile                               Telecommunications - Cellular                   11.1%    $18,848,087
HSBC Holdings PLC                          Financial                                       10.6      17,971,036
Hutchison Whampoa                          Diversified Trading                             10.3      17,503,077
Li & Fung, Ltd.                            Distribution/Wholesale                           7.7      13,078,264
Cheung Kong Holdings, Ltd.                 Real Estate Operating/ Development               6.4      10,801,749
Delta Electronics                          Power Converters/Power Supply Equipment          4.1       6,854,768
Hon Hai Precision Industry                 Electronic Connectors                            3.7       6,215,142
Samsung Electronics                        Electric Products - Miscellaneous                3.1       5,201,125
Compal Electronics                         Computers                                        2.8       4,771,620
Taiwan Semiconductor Manufacturing, Co.    Semiconductor Components/ Integration
                                             Circuits                                       2.2       3,752,134

INDUSTRY CONCENTRATION -- BELOW ARE THE TOP TEN INDUSTRY SECTORS REPRESENTED IN THE PORTFOLIO OF INVESTMENTS

                                          PERCENTAGE
COMPANY                                   OF NET ASSETS  VALUE
--------------------------------------------------------------------
Financial                                       13.7%    $23,208,272
Telecommunications - Cellular                   11.1      18,848,087
Diversified Trading                             10.3      17,503,077
Real Estate Operating/Development                9.1      15,480,325
Distribution/Wholesale                           7.7      13,078,264
Semiconductor Components/Integrated              4.2
  Circuits                                                 7,078,713
Power Converters/Power Supply Equipment          4.1       6,854,768
Electronic Connectors                            3.7       6,215,142
Electric Products - Miscellaneous                3.1       5,201,125
Computers                                        2.8       4,771,620

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $89,956,362)         $158,037,862
Cash                                         9,037,183
Foreign currency, at value
   (identified cost, $1,778,616)             1,779,935
Interest and dividends receivable              327,687
Prepaid expenses                                   435
------------------------------------------------------
TOTAL ASSETS                              $169,183,102
------------------------------------------------------
Liabilities
------------------------------------------------------
Accrued expenses                          $      2,052
------------------------------------------------------
TOTAL LIABILITIES                         $      2,052
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $169,181,050
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $101,098,967
Net unrealized appreciation (computed on
   the basis of identified cost)            68,082,083
------------------------------------------------------
TOTAL                                     $169,181,050
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2000
Investment Income
-----------------------------------------------------
Dividends (net of foreign taxes,
   $101,374)                              $ 2,860,155
Interest                                       25,479
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 2,885,634
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 1,376,522
Administration fee                            458,639
Trustees fees and expenses                     13,272
Custodian fee                                 354,244
Legal and accounting services                  63,878
Miscellaneous                                  22,072
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,288,627
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $   345,679
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $   345,679
-----------------------------------------------------

NET EXPENSES                              $ 1,942,948
-----------------------------------------------------

NET INVESTMENT INCOME                     $   942,686
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)
      (net of foreign taxes, $4,317)      $ 9,709,189
   Foreign currency transactions             (106,732)
-----------------------------------------------------
NET REALIZED GAIN                         $ 9,602,457
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $32,199,065
   Foreign currency                           (28,695)
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $32,170,370
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $41,772,827
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $42,715,513
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2000  AUGUST 31, 1999
--------------------------------------------------------------------------
From operations --
   Net investment income                  $       942,686  $     1,720,943
   Net realized gain (loss)                     9,602,457      (15,205,254)
   Net change in unrealized
      appreciation (depreciation)              32,170,370       95,861,420
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $    42,715,513  $    82,377,109
--------------------------------------------------------------------------
Capital transactions --
   Contributions                          $    59,859,330  $    87,077,591
   Withdrawals                               (101,495,501)    (142,001,532)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   (41,636,171) $   (54,923,941)
--------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     1,079,342  $    27,453,168
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   168,101,708  $   140,648,540
--------------------------------------------------------------------------
AT END OF YEAR                            $   169,181,050  $   168,101,708
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      YEAR ENDED AUGUST 31,
                                  -------------------------------------------------------------
                                    2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           1.25%        1.23%        1.19%        1.19%        1.19%
   Expenses after custodian
      fee reduction                   1.06%        1.05%        1.07%        1.16%        1.12%
   Net investment income              0.51%        1.08%        1.19%        0.72%        0.94%
Portfolio Turnover                      34%          57%          42%          48%          42%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $169,181     $168,102     $140,649     $537,782     $510,298
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on September 1, 1992, seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2000, the adviser fee was equivalent to 0.75% of average daily net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2000, the administrative fee was 0.25% of average daily net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $59,300,379 and $108,152,868, respectively, for the year ended August 31, 2000.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $91,334,178
    -----------------------------------------------------
    Gross unrealized appreciation             $75,122,940
    Gross unrealized depreciation              (8,419,256)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $66,703,684
    -----------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 2000.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2000.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF GREATER CHINA GROWTH PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 2000 and 1999 and the supplementary data for each of the years in the five year period ended August 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 2000, the results of its operations, the changes in its net assets and its supplementary data for the respective stated period, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 13, 2000

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE GREATER CHINA GROWTH FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

GREATER CHINA GROWTH PORTFOLIO

Officers

Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

William Walter Raleigh Kerr
Vice President and
Assistant Treasurer

Adaline Mang-Yee Ko
Portfolio Manager

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary

Trustees
Hon. Edward K.Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn

SPONSOR AND MANAGER OF
EATON VANCE GREATER CHINA GROWTH FUND &
ADMINISTRATOR OF GREATER CHINA GROWTH PORTFOLIO
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI  02904-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


EATON VANCE GREATER CHINA GROWTH FUND
The Eaton Vance Building
255 State  Street
Boston, MA 02109

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

406-10/00                                                                  CGSRC